UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2011

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California		92606
(Address of principal executive offices)		(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 13, 2011, Newport Corporation (the “Registrant”) announced that it has entered into an agreement to acquire High Q Technologies GmbH, a leading developer and manufacturer of ultrafast lasers under its High Q Laser® brand. The transaction is subject to certain closing conditions and is expected to close by the end of the third quarter of 2011.

The press release issued by the Registrant in connection with the announcement is attached as Exhibit 99.1 to this report and is furnished pursuant to this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 13, 2011 (furnished pursuant to Item 7.01 and not deemed filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2011	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 13, 2011 (furnished pursuant to Item 7.01 and not deemed filed).